Pinnacle
FOODS INC.

REINVIGORATING ICONIC BRANDS

Mrs Paul's
Snyder
Jalapeño
Italian
Steamfresh
Vlasic
HUNGRY MAN

Lender Presentation January 6, 2016 Exhibit 99.1

Forward-Looking Statements & Non-GAAP Financial Measures
This presentation contains “forward-looking statements” within the meaning of U.S. federal securities laws.
Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, projections and targets, many of which, by their nature, are inherently uncertain. Such expectations, beliefs, projections and targets are expressed in good faith. However, there can be no assurance that management’s expectations,  beliefs, projections and targets will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks detailed in Pinnacle Foods Inc.’s (“Pinnacle Foods,” “Pinnacle” or the “Company”)
filings with the U.S. Securities and Exchange Commission (the “SEC”).  Nothing in this presentation should be regarded as a representation by any person that these forward-looking statements will be achieved.
Forward-looking statements speak only as of the date the statements are made.  The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.
This presentation includes certain financial measures, including Covenant Compliance EBITDA, Adjusted EBITDA,
Adjusted Gross Profit and Unleveraged Free Cash Flow, which differ from results using U.S. Generally Accepted
Accounting Principles (GAAP).  Non-GAAP financial measures typically exclude certain charges, which are not expected to occur routinely in future periods.  The Company uses non-GAAP financial measures internally to focus management on performance excluding these special charges to gauge our business operating performance.  Management believes this information is helpful to investors  in understanding trends in the business.  The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in the slides in this presentation and included in the Company’s filings with the SEC.

Management Presenters Bob Gamgort, Chief Executive Officer Craig Steeneck, Chief Financial Officer

SIMPLE mornings
Classic Yellow
SWISS CHOCOLATE
RED VELVET CUPCAKE
DECADENT
Creamy
Fudge
LOG CABIN
Original

Pinnacle
REINVIGORATING ICONIC BRANDS

Agenda Transaction Overview Credit Highlights Pinnacle Business Update Boulder Brands Opportunity

Pinnacle

+

BOULDER BRANDS

✓

✓

✓

✓

✓

✓

✓

✓

✓

✓

✓

Pinnacle

REINVIGORATING ICONIC BRANDS

Transaction Rationale
Expands leading
health and wellness
position for
Pinnacle Foods
Combined business will have over 50% of net sales in health and wellness categories
Dedicated gluten-free leadership in an industry expected to reach $23bn by
2018
(1)
Retaining Boulder’s existing headquarters in Boulder, CO, to serve as
Pinnacle’s health and wellness hub
Leverages
scale and
increases importance to
broad range of retailers
Expands penetration in natural and organic channels
Allows creation of focused sales organization covering all channels
Leverages
Pinnacle’s
scale
in
frozen
manufacturing/distribution
capabilities
to
drive synergies
Opportunity to use Pinnacle’s “Reinvigoration” capabilities to improve Smart
Balance performance
Provides new  growth
platform in refrigerated
foods
Enables the expansion of select Pinnacle brands into refrigerated temperature class
Offers attractive
financial returns
Significant upside to the Boulder Brands profitability, as margins are aligned with those at Pinnacle
$30mm in expected synergies  from moving Boulder onto the Pinnacle platform
Substantial free cash flow generation and ability to rapidly de-lever
(1)
Source: Mintel.
6

Credit Highlights
Strong Position in High Growth
Health and Wellness Categories
Attractive Pinnacle Margin Profile with Plan to Drive Operational
Efficiencies and Margin Expansion at Boulder
Strong Free Cash Flow Generation for Debt Paydown
Proven Track Record of Successful Acquisition Integration
and Cost Savings Realization
Experienced Operating Team Led by Industry Veterans
1
2
3

vlasic
LOG CABIN
ARMOUR
HUNGRY MAN
gardein

SMART BALANCE
earth balance
udi's
glutino
evol.

BOULDER BRANDS
gardein
BIRDS EYE
Voila!
BIRDS EYE
vlasic

Pinnacle
REINVIGORATING ICONIC BRANDS

Strong Position in High Growth Health & Wellness
Categories
1
Combined Portfolio With Significant H&W Scale
Pinnacle Foods
Health & Wellness brands represent ~55% of portfolio
Boulder Brands
LTM 9/30/15 Net Sales: $508mm
(1)
LTM 9/27/15 Net Sales: $2.6bn
Pro Forma Net Sales: $3.1bn LTM 9/27/15
Specialty
Health & Wellness Brands
Remaining Portfolio Brands
Source: Company filings and management.
(1)
Excludes discontinued Level Life brand.
Snacks
Food-service
Private Label
Natural
64%
Balance
36%
8
Grocery
Frozen
~55%
~45%

CAGR: +53%
CAGR: +22%

Pinnacle
REINVIGORATING ICONIC BRANDS

U.S. retail sales
$4.9
$8.8
$11.6
$15.3
$19.0
$22.7
2013
2014
2015
2016E
2017E
2018E
Strong Position in High Growth Health & Wellness
Categories
1
Best-in-Class,
Dedicated
Gluten-Free
Brands
(2)
Gluten-free Market Expected to
Reach
$22.7bn
in
Sales
by
2018
(1)
Solid Portfolio Growth Over Time
(1)
Source: Mintel October 2015.
(2)
Gluten-free Nielsen Panel. 52 weeks ending December 2014.
(3)
Represents  sales in tracked channels per Nielsen.
(4)
Earth Balance reported in Balance segment, effective 2014. CAGR reflects 2011 through LTM 9/30/15.
(3)
(in $ billion)
Brand
Date Acquired
LTM Sales at
Acquisition
Net Sales CAGR since
Acquisition
NA
$31
16%
2011
$45
14%
2012
$71
40%
2013
$18
66%
(4)
9
Market Penetration
Change vs. 2013
2014
Bps
%
Total Dedicated
Gluten Free Brands
7.7%
+120 bps
18%
2.8%
+70 bps
35%
2.4%
+40 bps
20%
2.3%
+50 bps
30%
1.5%
+40 bps
39%
1.3%
+40 bps
43%
1.0%
+20 bps
19%
0.7%
(0 bps)
(5%)

2

B&G
Post
TreeHouse
Pinnacle
BOULDER BRANDS

REINVIGORATING ICONIC BRANDS

Attractive Pinnacle Margin Profile with Plan to Drive
Operational Efficiencies and Margin Expansion at Boulder
Adj. EBITDA Margin vs. Peers
(1)
Key Boulder Brands Margin Drivers
Source: Public company filings.
Note: Pinnacle margins shown based on LTM 9/27/15 Adj. EBITDA of $520mm and includes the cost of stock-based compensation.
(1)
Reflects LTM figures.
(2)
Pro forma for the Green Giant acquisition.
Execute Boulder’s previously identified
organic cost savings initiatives
•
Supply Chain
•
SG&A Overhead
Achieve meaningful synergies across
multiple initiatives:
•
Procurement & Manufacturing
•
Transportation & Warehousing
•
Public Company Costs
•
SG&A Overhead
Implement SKU rationalization to drive
focused and higher velocity Boulder
portfolio
Manage Smart Balance projected
decline while improving profit margin %
(2)
10
20.7%
14.1%
12.1%
19.7%
13.1%
0.0%
7.5%
15.0%
22.5%

$69
LTM 9/30/15
Pro Forma
Execute Boulder’s
previously identified
organic cost savings
initiatives
Achieve meaningful
synergies across
multiple initiatives
Boulder Integration Opportunity
Conservative operating model incorporates realistic assumptions and required investments…
2
Adjusted EBITDA
($ in millions)
…with line of sight to potentially meaningful upside
Note: Chart not to scale.
SKU rationalization to
drive focused and higher
velocity Boulder portfolio
Manage Smart Balance
projected decline while
improving profit margin %
Integration Actions
Takes ~24 months to achieve
Integration Actions
Takes ~24 months to achieve

3

Pinnacle
BOULDER

Pinnacle
REINVIGORATING ICONIC BRANDS

Expected Deleveraging Over Time
Strong Free Cash Flow Generation for Debt Paydown
Adj. EBITDA Less Capex
(1)
Adj. EBITDA represents Covenant Compliance EBITDA. See reconciliation to GAAP financial measures in Appendix.
$553
$69
$105
$30
$16
$0
$100
$200
$300
$400
$500
$600
$700
PF LTM 9/27/15
Adj. EBITDA
Capex
Adj. EBITDA - Capex
$532
$653
$121
Synergies
Synergies
(1)
Strong free cash flow generation
expected to drive rapid deleveraging
Reduce leverage by ~0.5x per year
•
Deleveraging consistent with
historical acquisitions
•
Target leverage ratio of ~4.0x
within ~24 months and ~3.0x
long-term, absent further
acquisitions

Pinnacle Has a History of Successful Deleveraging
3
IPO proceeds
used to repay
existing debt
Note: Leverage statistics defined as Total Net Debt / Covenant Compliance EBITDA.
PF LTM 9/27/15 Total Net Debt figure based on 12/27/15 cash balance.
Approximate
2-year path to
~4.0x Leverage
Target deleveraging of ~0.5x
per year, consistent with
historical deleveraging post
acquisitions
(Target leverage ratio of ~4.0x
within ~24 months)
May 2015:
Blackstone exit
completed
13
7.6x
6.2x
4.5x
4.9x
4.0x
4.8x
~4.0x
Blackstone LBO
(April '07)
Birds Eye Acq.
(December '09)
IPO
(March '13)
Wishbone Acq.
(October '13)
9/27/15A
Status Quo
Boulder Acq.
PF LTM 9/27/15

Sales CAGR of 3.7%
Adj. EBITDA Margin(1) Improvement of ~540 bps
BIRDS EYE
Wish-Bone
gardein
garden + protein
BOULDER
BRANDS

Pinnacle
FOODS INC.
REINVIGORATING ICONIC BRANDS

Proven Execution Expertise
($ in millions)
The Pinnacle team has a track record of successfully acquiring and integrating iconic brands, driving top line growth and margin expansion
(1)
Adj. EBITDA represents Covenant Compliance EBITDA. See reconciliation to GAAP financial measures in Appendix.
(1)
14
$2,548
$2,464
$2,591
$3,147
$391
$515
$538
$653
PF 2009
(For Birds Eye)
2013
2014
PF LTM 9/27/15
Net Sales
Adj. EBITDA

gardein				
Wish-Bone				
BIRDS EYE				
ARMOUR				

Pinnacle

REINVIGORATING ICONIC BRANDS

Cost Synergies
Acquisition
Year Acquired
Months to Integrate
Identified at
Acquisition
Realized
2014
6 months
$5mm
$5mm
2013
3 months
$17mm
$17mm
2009
6 months
$45mm
$75mm
(1)
2006
4 months
$10mm
$10mm
Proven Track Record of Successful Integration and
Cost Savings Realization
4
Purchase Price: $158mm
Purchase Price: $575mm
Purchase Price: $1.3bn
Purchase Price: $200mm
(1)
Realized an additional $25mm of savings from subsequent plant consolidation, with capex investment of $50mm.

Wish Bone
AMERICA'S
#1 ITALIAN
Wish Bone
Italian
DRESSING
A Zesty Blend Of
ITALIAN HERBS & SPICES,
Mixed With Vegetables
And Parmesan Cheese
Flavor you can see!

Pinnacle
REINVIGORATING ICONIC BRANDS

$575mm Purchase Price
Transaction EV / EBITDA multiple of 7.7x
(1)
Achieved run-rate EBITDA of $65mm, as expected
Q4 2013: Pinnacle Foods Inc. completed the acquisition of Wish-Bone
Q1 2014: Integrated the back office and realized SG&A synergies
•
Began process to bring Wish-Bone manufacturing in-house (18-month co-packing arrangement with Unilever during facility build-out process)
•
$50mm investment to expand existing facility to accommodate in-sourced Wish-Bone production
Q2 2015: Completed transition to St. Elmo facility; exited contractual agreement with Unilever
•
Realized identified full run-rate EBITDA of $65mm
One-time costs of
$8 million to
achieve synergies
Transaction Overview
Wish-Bone Case Study: Identified & Achieved Synergies
4
Wish-Bone Execution Timeline
Results
Identified
Realized
On Target
Cost of Products Sold Savings
$13mm
$13mm
SG&A Savings
$4mm
$4mm
Total Synergies
$17mm
$17mm
(1)
Calculation includes synergies, $125mm NPV of Tax Assets and $50mm of capex.

Protect the Business
Secure Value & Initial Cost Synergies
Drive Growth & Manufacturing Synergies
Ensure continuation of base business
operations post-close and a smooth
transition
Capture SG&A purchasing and logistics
synergies
1.
Cash Management
2.
Financial Controls/
Shared Services
3.
Customer Service/
Order Entry
4.
Manufacturing
Transition
Coordination
Execute on opportunities to drive
manufacturing efficiencies and optimize
co-packing relationships
Steering
Committee
5.
External
Communication
6.
Internal
Communication
7.
Day 1 Readiness
8.
Consumer Affairs
Execution Taskforces:
9.
Legal
10.
Org Design,
Recruiting &
Staffing
11.
IT Systems
12.
Trade Spend/Sales
Promotion
13.
Sales Process/
Brokerage
14.
Logistics/Distribution
15.
Procurement
Execution Taskforces:
16.
Marketing Strategy
17.
Business Planning
18.
Manufacturing
Integration
19.
S&OP
20.
R&D
Execution Taskforces:
Bob Gamgort (CEO) & Craig Steeneck (CFO)
Program Office
Managed by senior executives from Pinnacle and Boulder that will serve as co-leads on the integration
As in prior acquisitions, the Program Office will be supported by Bain Consulting
Will lead multiple taskforces that are each focused on a specific integration objective
Management will draw upon the same, proven playbook that
has been used for prior Pinnacle acquisitions
1
2
3
Pinnacle’s Integration Playbook
4

MARS kraft foods
				IHF Reckitt Benckiser
				PEPSICO FritoLay Good fun! QUAKER
				Hormel ConAgra Foods Food you love
				MARS Johnson & Johnson
				Sara Lee GENERAL MILLS Pepsi Bottling Group
				IHF STELLA

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS

Name
Role
Relevant Industry
Experience
Consumer Products
Experience
Bob Gamgort
Chief Executive Officer
30 years
Craig Steeneck
Executive
VP and
Chief Financial Officer
25 years
Mark Schiller
Executive VP and
President North America Retail
30 years
Christopher Boever
Executive VP and
Chief Customer Officer
25 years
Mike Wittman
Executive VP and
Chief
Supply Chain Officer
30+ years
Mary Beth DeNooyer
Executive VP and
Chief HR Officer
22 years
Kelley Maggs
Executive VP and
General Counsel
23 years
Experienced Operating Team Led by Industry Veterans
5

Mrs. Butter-worth's
vlasic
Italian
Deluxe French
Farmer's Garden by vlasic
BROOKS
Nalley
ARMOUR Chili
OPEN PIT

REINVIGORATING ICONIC BRANDS

Agenda Transaction Overview Credit Highlights Pinnacle Business Update Boulder Brands Opportunity

Attractive Value Creation Results Since IPO
Net Sales
Operating Income
EPS
Dividend Yield
In Line with
Categories
10 –
12%
4 –
5%
7 –
8%
3 –
4%
LT Organic Growth
Target @ IPO
13%
14%
3%
Outpaced
Categories
17%
2014
Accretive Acquisitions Accelerate Growth Beyond Algorithm
Note: Excludes items affecting comparability.
15%
12%
LTM 9/27/15
Outpaced
Categories
3%
5%

69%
77%
72%
80%
Net Sales
2014
2015
2014
2015
31%
23%
28%
20%
2014
2015
2014
2015
Invest in marketing to drive growth
and share expansion
Focus on breakthrough innovation
Gross Profit
Net Sales
Gross Profit
Maintain stable sales/market position
and cash flow
Focus on brand renovation
Leadership Brands
Foundation Brands
(% of NA Retail)
(% of NA Retail)
9 Months
Pinnacle’s Portfolio Management Strategy
9 Months
9 Months
9 Months

BIRDS EYE
NEW!
WASABI PEAS
PROTEIN BLENDS
ASIAN STYLE

New!
Duncan Hines
Perfect Size

gardein
crabless cakes
fishless filets
porkless bites
POCKET MEALS
POCKET MEAL

Pinnacle FOODS INC.
REINVIGORATING ICONIC BRANDS

Driving Growth Through Innovation
Birds Eye
Flavor Full: Pairing popular vegetables
with on-trend flavors
Protein Blends: Delivering plant-based
protein benefit through nutrient-rich
vegetables, beans and whole grains
Disney-themed Sides: Great-tasting,
nutritious offering featuring key Disney
characters
Birds Eye Voila!: Expansion into new
premium, non-chicken price tier
Duncan Hines
A breakthrough insight/platform with
new premium baking kits positioned
for smaller households
•
Ideal for serving 2 to 4 people
•
Kit includes mix, frosting and 6-
inch disposable pan
Gardein
Rapidly growing innovator of plant-
based proteins
New meatless entrée and pocket meal
varieties introduced in 2015
Innovation highly incremental to Pinnacle and categories
Recognized by retailers as delivering best in class innovation
•
Ranked #1 in Food in 2015 Advantage Survey
All Pinnacle innovation is targeted to be margin-accretive, focused on trading consumers up to products offering incremental benefits

Leadership Brands
Category
Pinnacle
Market
Position
Growing/
Holding
Share
Frozen Vegetables
#1
Frozen Complete Bagged Meals
#1
Frozen Prepared Seafood
#2
Frozen/Refrig. Meat Substitutes
#2
Shelf-Stable Pickles
#1
Table Syrups
#1
Cake/Brownie Mixes and Frostings
#2
Shelf-Stable Salad Dressings
#3
Source: IRI US Multi-Outlet data, YTD ending 11/29/15; based on IRI’s Pinnacle custom definitions; market position ranks are among branded players.
Growth driven by strong performance of Leadership Brands
2012
2013
2014
2015 YTD
$ Market Share
+0.1 pts.
+0.3 pts.
+0.2 pts.
+0.6 pts.
(Change vs. PY)
Pinnacle Foods Composite Market Share

4.0%
4.1%
3.7%
3.8%
Productivity
(1)
2012
2013
2014
LTM 9/27/15
Maximizing Value Through
Productivity (MVP) –
sustainable ongoing program
•
Strategic sourcing
•
Product design
•
Conversion cost
improvement
•
Network optimization
Opportunistic supply chain
consolidations
•
2012-2013 performance
enabled by prior acquisitions
Maximizing Value Through Productivity at Pinnacle
$68mm
$64mm
$71mm
$71mm
$ Saved:
Sustainable ongoing program targets 3-4% annual savings in COPS
(1)       As disclosed in company public filings.

Deflationary
More Inflationary
Lo

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS

Pinnacle’s Input Cost Breakdown
Conversion
Logistics
Proteins
Grains
& Oils
Packaging
Vegetables
& Fruit
All Other
Sugar &
Cocoa
COPS of $1.9 billion @ inflation rate of ~3% for 2015
Note: COPS as of LTM 9/27/15.
Diversity of COPS input basket serves as a natural hedge

Lean Overhead
Source: Pinnacle analysis.
Defined as selling, general and administrative expenses excluding marketing investment, intangible amortization and one-time items.
(1)
Peer Average represents 2014 fiscal year end data. Pinnacle SG&A as % of Net Sales of ~9% represents LTM 9/27/15 data.
(2)
BGS, CAG, CPB, GIS, KRFT, MKC, SJM.
SG&A % of Net Sales
(1)
~12%
~9%
Peer Average
(2)
Pinnacle
Industry-leading efficient organization structure with SG&A
overhead consistently approximating 9% of net sales

Pinnacle’s Gross Margin Improvement Translates to
EBITDA Margin Expansion
Key Drivers:
Portfolio Management Strategy
Margin Accretive Innovation
Sustainable Productivity Program
Lean Overhead Structure
Note: Gross Profit is on an adjusted basis, consistent with Adj. EBITDA. See reconciliation to GAAP financial measures in Appendix.
(1)
Adj. EBITDA Margin presented above includes the cost of stock-based compensation.
Adj. Gross Profit % Net Sales
Adj. EBITDA Margin
(1)
25.1%
27.0%
27.5%
27.8%
2012
2013
2014
LTM 9/27/15
17.2%
18.4%
19.5%
19.7%
2012
2013
2014
LTM 9/27/15

~4%
~7%
Peer
Average
(3)
Pinnacle
Estimate
Superior Free Cash Flow Generation
Another year of strong free cash flow expected in 2015…
…despite strong crop season driving higher inventories thus
burdening LTM September 2015 unleveraged free cash flow
($ millions)
(1)
Defined as Cash From Operations, less capital expenditures, less 2014 Hillshire Termination Fee, less Acquisition / merger / other charges, plus cash interest expense.
(2)
2015E based on industry analysts’ valuation analyses using prices as of 12/11/2015.
(3)
CPB, CAG, DF, FLO, GIS, HSY, HRL, SJM, K, KHC, MJN, MKC, MDLZ, PEP, PF, WWAV.
Unleveraged Free Cash Flow
(1)
Free Cash Flow Yield
(2)
$345
$325
$452
$362
2012
2013
2014
LTM 9/27/15
Expected Q4 working
capital benefit driven by
inventory timing in 2015

Capital Expenditures
Prudent investment in both acquisition and base business capex further supports strong cash flow
2012
2013
2014
LTM 9/27/15
$78
$84
$103
$105
Base Capex
Acquisition Related Capex
($ millions)
$56
$TBD
2.8%
2.2%
3.4%
3.2%
Base Capex as
% of Net Sales:
$47
$31
$74

'12 – '14 CAGR: 2.2%

REINVIGORATING ICONIC BRANDS

Historical Pinnacle Financial Performance
Total Revenue
Adj. EBITDA
(1)
Capex
Adj. EBITDA
(1)
Less Capex
($ millions)
% of Sales
% of Sales
Adj. EBITDA Margin
Adj. EBITDA Margin
29
(1)
Adj. EBITDA presented above includes the cost of stock-based compensation. See reconciliation to GAAP financial measures in Appendix.
$2,478
$2,464
$2,591
$2,639
$2,300
$2,400
$2,500
$2,600
$2,700
2012A
2013A
2014A
LTM
9/27/15
$426
$452
$504
$520
17.2%
18.4%
19.5%
19.7%
$300
$350
$400
$450
$500
$550
2012A
2013A
2014A
LTM
9/27/15
$78
$84
$103
$105
3.2%
3.4%
4.0%
4.0%
$0
$25
$50
$75
$100
$125
2012A
2013A
2014A
LTM
9/27/15
$348
$368
$401
$415
$250
$300
$350
$400
$450
2012A
2013A
2014A
LTM
9/27/15

LTM Performance on an Adjusted Basis
Recent Pinnacle Performance
Net sales increase driven by
North America Retail, reflecting
the Gardein acquisition and
growth in the base business,
fueled by innovation and net
price realization
Adjusted gross profit margin
increase driven by strong
productivity, favorable mix and
higher net price realization,
partly offset by input cost
inflation
SG&A/Other maintained at ~11%
•
SG&A Overhead: 8.9%
•
Marketing/Other: 2.5%
Increase in Adjusted EBIT reflects
the growth in gross profit
and the
benefit of maintaining lean
SG&A/Other expenses
Key Highlights
Source: Company Filings.
(1)
Adj. EBITDA presented above includes the cost of stock-based compensation. See reconciliation to GAAP financial measures in Appendix.
30
($ in millions)
LTM
9/28/14
LTM
9/27/15
Total Net Sales
$2,595
$2,639
+2%
Adjusted Gross Profit
$708
$733
+4%
% Margin
27.3%
27.8%
+52 bps
Adjusted SG&A / Other
$295
$300
+2%
% Sales
11.4%
11.4%
(4 bps)
Adjusted EBIT
$413
$433
+5%
% Margin
15.9%
16.4%
+48 bps
Adjusted EBITDA
(1)
$494
$520
+5%
% Margin
19.0%
19.7%
+67 bps

Wish-Bone	gardein	BOULDER BRANDS
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓		✓
	✓	✓	✓

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS

Acquisition Strategy
Pinnacle employs a disciplined approach to M&A, with a maximum leverage threshold up to 5.5x and line of sight to deleveraging quickly
North America Focus
Existing or adjacent categories
Market leadership or line of
sight to leadership
Synergy-rich transaction
Speed of integration

Disciplined Financial Policies
Conservative
Balance Sheet
Policy
Use strong free cash flow to pay down debt
Maximum leverage for an acquisition up to 5.5x
Target deleveraging of ~0.5x per year, consistent with historical deleveraging post acquisitions
•
Target leverage
ratio of ~4.0x within ~24 months
•
Long-term leverage ratio targeted at
~3.0x, absent further
acquisitions
Strong liquidity profile consisting of $150 million unfunded Revolver and a cash balance of at least
$50 million pro forma for transaction
Shareholder
Returns Policy
Quarterly dividend program with current rate at $0.255 per share
Dividend payout targeted at 50% of Net Earnings
No current or expected share repurchase authorization at this time udi's
Gluten-Free
glutino
live fully
earth balance
evol.
SMART BALANCE

Pinnacle
REINVIGORATING ICONIC BRANDS

Agenda Transaction Overview Credit Highlights Pinnacle Business Update Boulder Brands Opportunity

SMART BALANCE
earth balance
SMART BALANCE
earth balance
udi's
evol.
glutino

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS

Boulder Brands: A Strong Brand Portfolio…
2005
May 2007
August 2011
July 2012
January 2013
May 2013
July 2013
August 2013
December 2013
December 2005
Company founded
Acquired Glutino Group
for $66mm
Partnership with BBIG
to look for early stage
growth companies
Acquired an 80% stake in
GlucoBrands, the owner of
Level Life Foods, for ~$2mm
Acquired EVOL Foods
for $50mm
IPO for ~$102mm
Merged with GFA
Brands, the owner of
Smart Balance & Earth
Balance, for $491mm
Acquired Udi's Healthy
Foods  for $127mm
Acquired Davies
(UK gluten-free bakery)
for ~$4mm
Opened largest dedicated
gluten-free facility in the
U.S. (Denver)
2007
LTM 9/30/15
(1)
Boulder Brands was founded as a Special
Purpose Acquisition Company (“SPAC”) in 2005
Strategy to create a next generation of
packaged foods that deliver good-tasting
products for people on need-based diets
The company rapidly grew by acquiring many
businesses across the food sector
Portfolio diversification and addition of Udi’s and Glutino
have strongly positioned Boulder Brands in gluten-free
category
2005
2010
2012
2013
(1)
Excludes discontinued Level Life brand.
33
96%
4%
Natural
64%
Balance
36%

Balance
Segment
FY2014
declining performance, with sales
down 10% year-over-year
Negatively impacted by shifting consumer
preferences
Q2
Downward
Revision
(June 2015)
Net sales expected
to decline 5-7%
compared to Q2'14
•
Natural segment growth of 0%-2%
•
Balance segment decline of 16%-18%
Management
Changes
(June / July
2015)
Co-founder and CEO, Steve Hughes, resigns
James Leighton, COO, to serve as interim
CEO
Announced organizational realignment
plans
Strategic
Alternatives,
Fiscal
Year
Guidance
(August 2015)
Exploring
range of strategic and financial
alternatives to enhance shareholder value
Limiting outlook for FY2015 given continued
near-term variability of operations
Boulder Brands' Stock Price
Recent Challenges
Source: Company filings and FactSet.
6/10/15:
Co-founder resigns,
Q2 guidance
announced
…with Recent Challenges
8/6/15:
Strategic
alternatives
announced
Offer Price: $11.00
34
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
Jan-14
Jun-14
Dec-14
May-15
Nov-15

Leading portfolio of health and wellness brands
Positioned to capitalize on industry tailwinds and shifting consumer trends in foods
Supply chain flexibility achieved through combination of in-house manufacturing and co-manufacturing
Strong relationships with key retail partners across natural & organic and conventional grocery channels
Opportunity to expand in foodservice and new channels of distribution
Sales by Brand and Channel
(1)
Manufacturing Summary
(1)
Excludes discontinued Level Life brand.
Unique and Authentic Health & Wellness Platform
By Brand
By Channel
LTM 9/30/15 Net Sales of $508mm
Natural &
Organic
International
Other
Conventional
Co-
Manufactured
Self-
Manufactured
Refrigerated
Frozen
Ambient
Natural
64%
Balance
36%
Other
35
46%
27%
27%
60%
40%
77%
17%
6%

udi's Gluten-Free	glutino live fully	earth balance	evol.	Smart Balance

	✓		✓		
	✓	✓	✓	✓	✓
	✓	✓	✓	✓	✓
			✓	✓	✓
	✓	✓	✓	✓	✓
			✓		✓

✓ ✓

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS

Portfolio of authentic brands offering unique health and wellness solutions
(1)
Nielsen eXtended All Outlet Coverage (“xAOC”) 12 weeks ending 12/20/14. xAOC includes conventional grocery, drug, mass, Wal-Mart, select club (excluding Costco) and dollar stores.
Broad Portfolio That Addresses Consumer Needs
Brand
Representative
Products
Brand Positioning
Flagship premium
gluten-free brand
Gluten-free sweet and
savory snacking
Plant-based nutrition
On-trend,
pure & simple
Heart healthy
Need Addressed
Growth
Rate
(1)
Soy
Free
+30%
Gluten-Free
+11%
Natural
+10%
Organic
+10%
Non-GMO
+10%
Lactose
Free /
Reduced Lactose
+7%
Entire Product Line
Selected Products

All brands utilize third-party co-manufacturers. Glutino,
Udi's and EVOL brands utilize a hybrid of internal and
external manufacturing
Outsourcing is designed to enhance production flexibility
and capacity, leverage working capital, and focus energy
and resources on product innovation, marketing and sales
Third-party warehouses are used for distribution and
storage
1)
Florence St.
Located in Denver, Colorado
Produces Udi’s and Glutino products
Largest dedicated gluten-free manufacturing
facility in North America
2)
Laval Bakery
Located in Laval, Quebec, Canada
Produces Glutino and Udi’s products
Manufactures exclusively gluten-free products
3)
Range St.
Located in Boulder, Colorado
Produces EVOL products
North America Production /
Co-Manufacturing Locations
Self Manufacturing Facilities Overview
Co-Manufacturing Overview
Co-Manufacturing Locations (~29)
Boulder Brands’ Production Overview
Self Manufacturing Locations (3)
(1)
Excludes >10 co-manufacturing locations outside of North America.
(1)

'12 – '14 CAGR: 18.2%

Pinnacle

REINVIGORATING ICONIC BRANDS

Historical Boulder Brands Financial Performance
Strong Top Line with Opportunity to Recapture Margin
Total Revenue
Adj. EBITDA
(1)
Capex
Adj. EBITDA
(1)
Less Capex
($ millions)
Increase primarily attributable to
investment in automated bread line
and Udi’s facilities consolidation
Adj. EBITDA Margin
Adj. EBITDA Margin
% of Sales
% of Sales
Balance:
(9.5%)
’12 –
’14
CAGR:
Natural:
60.1%
38
$247
$224
$202
$184
$123
$237
$314
$324
$370
$461
$517
$508
$0
$150
$300
$450
$600
2012A
2013A
2014A
LTM
9/30/15
$57
$79
$74
$67
15.3%
17.1%
14.3%
13.1%
$0
$20
$40
$60
$80
$100
2012A
2013A
2014A
LTM
9/30/15
$8
$24
$12
$16
2.2%
5.2%
2.3%
3.2%
$0
$5
$10
$15
$20
$25
$30
2012A
2013A
2014A
LTM
9/30/15
$48
$55
$62
$50
$10
$30
$50
$70
2012A
2013A
2014A
LTM
9/30/15
Source: Company Filings.
(1)    Adj. EBITDA does not include the cost of stock-based compensation, consistent with Boulder reporting. See reconciliation to GAAP financial measures in Appendix.

LTM Performance on an Adjusted Basis
Recent Boulder Brands Performance
Net sales decrease driven by the
Balance Segment
Adjusted gross margin decline
impacted by mix shift to lower
margin Natural segment from
higher margin Balance segment
Adjusted Brand Profit decrease
driven by both the Balance and
Natural segments
Adjusted SG&A/Other includes
SG&A overhead, marketing,
freight and intangible
amortization
Adjusted EBITDA decline driven
by decline in gross profit and
increase in SG&A/Other
Key Highlights
39
($ in millions)
LTM
9/30/14
LTM
9/30/15
Total Net Sales
$514
$508
(1%)
Adjusted Gross Profit
$196
$183
(6%)
% Margin
38.1%
36.1%
(205 bps)
Adjusted SG&A / Other
$152
$162
+6%
% Sales
29.5%
31.8%
(232 bps)
Adjusted Brand Profit
$131
$118
(11%)
% Margin
25.6%
23.1%
(244 bps)
Adjusted EBITDA
(1)
$79
$67
(15%)
% Margin
15.3%
13.1%
(220 bps)
Source: Company Filings.
(1)   Adj. EBITDA does not include the cost of stock-based compensation, consistent with Boulder reporting. See reconciliation to GAAP financial measures in Appendix.

Credit Highlights
Strong Position in High Growth
Health and Wellness Categories
Attractive Pinnacle Margin Profile with Plan to Drive Operational
Efficiencies and Margin Expansion at Boulder
Strong Free Cash Flow Generation for Debt Paydown
Proven
Track Record of Successful Acquisition Integration
and Cost Savings Realization
Experienced Operating Team Led by Industry Veterans
1
2
3
4
5

Pinnacle
FOODS INC.

REINVIGORATING ICONIC BRANDS

Snyder
Jalapeño
Italian
Steamfresh
vlasic
HUNGRY MAN

Appendix

(1)
Primarily includes: Restructuring charges from plant consolidations, integration costs, other non-recurring merger costs and employee severance.
($ in millions)
9 months
LTM
Pinnacle Foods
2012
2013
2014
9/27/2015
9/28/2014
9/27/2015
Reported Cash Flow from Operating Activities
$203
$262
$551
$211
$413
$349
Capital Expenditures
(78)
(84)
(103)
(85)
(83)
(105)
Hillshire Termination Fee (Net of Costs & Cash Taxes)
--
--
(150)
--
(150)
--
Acquisition, Merger & Other Restructuring
(1)
48
39
64
13
43
34
Free Cash Flow
$173
$217
$362
$139
$223
$277
Cash Interest Expense
172
108
90
63
69
85
Unleveraged Free Cash Flow
$345
$325
$452
$202
$292
$362
Pinnacle Foods –
Unleveraged Free Cash Flow
Reconciliation

Pinnacle Foods –
Adjusted Gross Profit
Reconciliation
For
fiscal
year
2012,
reflects
accelerated
depreciation
related
to
plant
closures.
For
the
nine-month
period
ended
September
27,
2015,
reflects
accelerated depreciation related to in-sourcing of Wish-Bone production
1
a) Represents non-cash gains and losses resulting from mark-to-market obligations under derivative contracts
b) For fiscal year 2013, represents additional Cost of products sold attributable to the write-up to fair market value of inventories acquired as a result of the Wish-Bone acquisition. For fiscal year 2014, represents additional Cost of products sold attributable to the write-up to fair market value of inventories acquired as a result of the Garden Protein acquisition
c) For the nine-month period ended September 27, 2015, represents non-cash employee incentives and retention charges resulting from the termination of the Hillshire merger agreement. For all other periods, it also includes equity based compensation resulting from the liquidity event associated with the reduction in December 2014 of Blackstone’s ownership to 16.5%.
2
Includes expenses in connection with an acquisition or other non-recurring merger costs, restructuring charges, integration costs and other business optimization expenses and employee severance and recruiting
3
For fiscal year 2012, primarily represents costs for the recall of Aunt Jemima product, net of insurance recoveries
4
($ in millions)
9 Months Ending
LTM
Pinnacle Foods
2012
2013
2014
9/27/2015
9/28/2014
9/27/2015
GAAP Gross Profit
$584.5
$654.2
$681.2
$517.7
$492.8
$706.1
Accelerated depreciation expense
21.0
--
--
1.1
--
1.1
Non-Cash Items
(1.3)
5.6
17.9
0.7
4.6
14.0
Acquisition, merger and other restructuring charges
16.9
4.5
12.3
6.3
6.4
12.2
Other Adjustments
1.6
--
--
--
--
--
Adjusted Gross Profit
$622.8
$664.4
$711.3
$525.9
$503.8
$733.4
1
2
3
4

Pinnacle Foods –
Adjusted EBIT Reconciliation
2014
and
thereafter:
Receipt
of
Hillshire
merger
termination
fee,
net
of
external
advisory
expense
and
employee
incentives,
plant
integration
and
restructuring charges, non-recurring merger costs and other acquisition-related expenses
1
2015
and
thereafter:
Unrealized
foreign
exchange
losses
resulting
from
intra-
entity
loans,
employee
stock
compensation
expense
related
to
the
termination
of
the
Hillshire
merger
agreement
and
unrealized
mark-
to-
market
gains
resulting
from
hedging
activities
2
1
2
43
($ in millions)
9 Months Ending
LTM
Pinnacle Foods
2014
9/27/2015
9/28/2014
9/27/2015
GAAP Operating Income
$283.6
$293.0
$512.3
$276.1
$418.6
$369.7
Acquisition, merger and other restructuring charges
45.1
22.1
(130.1)
9.4
(143.1)
22.4
Other Non-Cash Items
0.1
5.6
41.0
5.0
5.3
40.8
Other Adjustments
21.0
53.4
0.2
--
0.2
--
Adjusted EBIT
$423.4
$290.5
$281.0
$432.9

1
2
3
4
5
6
7
8
9
10
11

1
2
3
4
5
6
7
8
9
10
11

Pinnacle Foods Inc.
REINVIGORATING ICONIC BRANDS

Pinnacle Foods –
Covenant Compliance EBITDA
Reconciliation
Non-cash (gains) / losses resulting from mark-to-market
adjustments of obligations under derivative contracts
Additional COPS to write-up to fair market value of inventories acquired through acquisitions
Non-cash employee incentives and retention charges from
termination of Hillshire merger agreement and equity-based
compensation charges from liquidity event with associated with the reduction in December 2014 of Blackstone’s ownership to
16.5%
Foreign exchange losses resulting from intra-entity loans
anticipated to be settled in the foreseeable future
Expenses related to secondary offerings of common stock and
receipt of Hillshire merger termination fee
Integration costs of Gardein, Wish-Bone, and Gilster and gain from sales of Millsboro and Tacoma Facilities
Severance costs paid or accrued to terminated employees
Management/advisory fees paid to an affiliate of Blackstone, including fees relating to the termination of the advisory
agreement in connection with the IPO
Premium and fees paid for redemptions of notes and
costs
for
the
recall
of
Aunt
Jemima
product
of
$2.1
million
Impairment on the Bernstein’s tradename
Pro Forma Net Cost Savings projected to be realized from the
Gardein and Wish-Bone acquisitions
44
($ in millions)
9 Months Ending
LTM
Pinnacle Foods
2012
2013
2014
9/27/2015
9/28/2014
9/27/2015
GAAP Net Income
$52.5
$89.3
$248.4
$133.3
$212.3
$169.4
Interest Expense, Net
198.4
132.2
96.1
66.0
73.7
88.4
Income Tax
32.7
71.5
167.8
76.8
132.7
111.9
Depreciation & Amortization
98.1
78.2
80.6
67.4
60.0
88.0
GAAP EBITDA
$381.7
$371.3
$592.9
$343.5
$478.6
$457.7
Unrealized (Gains) Losses Resulting from Hedging Activities
(1.3)
(0.7)
12.5
(0.2)
3.6
8.7
Adjustments Related to Application of Purchase Accounting
--
6.3
0.6
--
--
0.6
Non-Cash Compensation Charges
--
--
27.2
1.6
1.7
27.1
Unrealized Foreign Exchange Losses
--
--
0.7
3.7
--
4.4
Other Adjustment Items
0.5
--
--
--
--
--
Acquisition or Other Non-Recurring Merger Costs
2.4
9.5
(144.5)
1.1
(150.2)
6.8
Restructuring, Integration, and Business Optimization Expenses
19.9
8.0
11.0
6.9
6.1
11.8
Employee Severance
1.0
4.7
3.5
0.2
1.0
2.7
Management, Monitoring, Consulting and Advisory Fees
4.7
19.2
--
--
--
--
Other
16.3
34.2
0.2
--
0.2
--
Adjusted EBITDA
$425.2
$452.4
$504.0
$356.8
$340.9
$519.9
Wish-Bone and Garden Protein acquisition adjustments
--
54.7
25.3
6.5
10.1
21.7
Non-Cash Equity-Based Compensation
0.9
7.9
8.8
9.9
6.7
12.0
Covenant Compliance EBITDA per Credit Agreement Definition
$426.1
$515.0
$538.1
$373.2
$357.8
$553.5

Boulder Brands –
Covenant Compliance EBITDA
Reconciliation
($ in millions)
LTM
Boulder Brands
9/30/2015
GAAP Net Income
$0.8
Interest Expense
16.7
Income Taxes
(1.4)
Depreciation & Amortization
21.5
GAAP EBITDA
$37.5
Unrealized Gains Resulting from Hedging Activites
(0.1)
Other Impairment Charges
2.8
Expenses in Connection with an Acquisition or Other Non-Recurring Merger Costs
3.5
Restructuring Charges, Integration Costs and Other Business Optimization  Expenses
10.3
Employee Severance
5.8
Other Adjustment Items
0.4
Adjusted EBITDA
$60.2
Non-Cash Equity-Based Compensation
9.2
Covenant Compliance EBITDA per Pinnacle Credit Agreement
$69.4
Represents non-cash gains resulting from mark-to-market
adjustments of obligations under derivative contracts
Represents impairment of goodwill related to the Level
Life brand
Represents expenses related to strategic alternatives
incurred by Boulder
Primarily represents costs incurred in connection with
restructuring actions initiated by Boulder, the relocation
of the headquarters office to Colorado and costs to
discontinue the Level Life brand. Also includes a $4.7
million gain on the sale of an investment.
Represents non-recurring severance costs paid or
accrued to terminated employees in connection with
restructuring actions initiated by Boulder
Represents the non-controlling interest of Boulder
1
2
3
4
5
6
1
2
3
4
5
6

Boulder Brands –
Historic EBITDA Reconciliation
Write-up to fair market value of inventories acquired
as a result of the EVOL acquisition
Non-Cash employee stock compensation
Impairment charges related to the goodwill of the Level
Life brand
Expenses related to strategic alternatives
incurred by Boulder
Costs incurred with restructuring actions initiated by
Boulder and the relocation of the HQ office to CO
Severance costs paid or to be paid to terminated employees
as a result of restructuring actions as well as severance
costs incurred related to the former CEO
1
2
3
4
5
6
1
2
3
4
5
6
9
7
7
8
Class action litigation settlements related to labeling
and marketing of products
Costs to discontinue the Level Life brand primarily
related to anticipated customer returns
BBIG sold a portion of one of its investments and
recorded a consolidated gain on the sale
8
9
(1)
46
($ in millions)
9 Months Ending
LTM
Boulder Brands
2012
2013
2014
9/30/2014
9/30/2015
9/30/2015
GAAP Net Income (Loss)
$4.2
$10.3
($127.3)
($129.0)
($1.0)
$0.8
Interest Expense
15.0
24.5
18.1
13.9
12.5
16.7
Income Taxes
3.7
8.8
(7.6)
(9.8)
(3.6)
(1.4)
Depreciation & Amortization
13.5
18.8
22.3
16.8
15.9
21.5
GAAP EBITDA
$36.4
$62.4
($94.5)
($108.2)
$23.8
$37.5
Adjustments Related to the Application of Purchase Accounting
--
--
0.9
0.9
--
--
Non-Cash Compensation Charges
11.5
9.0
9.4
7.1
6.9
9.2
Goodwill and Intangible Assets Impairment
--
--
150.5
150.5
2.7
2.7
Acquisition or Other Non-Recurring Merger Expense
--
--
--
--
3.5
3.5
Restructuring Charges, Integration Costs and Business Optimization
8.6
7.4
5.1
4.2
8.5
9.4
Employee Severance
--
--
2.1
1.2
4.9
5.8
Class Action Settlement
--
--
0.3
0.3
0.7
0.7
Level Adjustments
--
--
--
--
2.2
2.2
BBIG Investment Gain
--
--
--
--
(4.7)
(4.7)
Non-Controlling Interest of Boulder Brands, Inc.
--
--
0.2
0.1
0.3
0.4
Adjusted EBITDA
$56.5
$78.8
$73.9
$56.0
$48.8
$66.7